Supplement Dated November 23, 2016 to the

Annual Product Information Notice Dated May 2, 2016

Supplement Dated November 23, 2016 to your Annual Product Information Notice

Putnam VT Voyager Investment Division

The Putnam VT Voyager Investment Division and its Class IB of the Putnam VT Voyager Fund of Putnam Variable Trust portfolio is hereby deleted from your prospectus.  The Putnam VT Voyager Fund closed to new investors on June 1, 2016 and effective November 21, 2016 has merged with and into the Putnam VT Growth Opportunities Fund, which is not being offered as an available Investment Division in this product.

This supplement should be retained with the Annual Product Information Notice for future reference.